                                                                   EXHIBIT 10.31

                             AMENDATORY AGREEMENT

     This Amendment is entered into this 1st day of March, 2000, between Southern Natural Gas Company ("Company") and Atlanta Gas Light Company ("Shipper").

                                  WITNESSETH

     WHEREAS, Company and Shipper are parties to Firm Transportation Service Agreement(s) (collectively referred to as "Contract FSNG4") for the following Transportation Demands and effective dates under the indicated Rate Schedule(s) of Company's FERC Gas Tariff, Seventh Revised Volume No. 1:

--------------------------------------------------------------------------------
 Original    Package      Rate      Transportation    Effective      Primary
 Contract    Number     Schedule        Demand           Date         Term
  Number                               (Mcf/day)
--------------------------------------------------------------------------------
  902470        1          FT           100,000        9/1/1994     8/31/2002
--------------------------------------------------------------------------------
  904460        2          FT             1,000/1/    11/1/1994     6/30/2007
--------------------------------------------------------------------------------
  904460        3          FT           106,905/1/    11/1/1994     4/30/2007
--------------------------------------------------------------------------------
  904460        4          FT            21,139       11/1/1994     8/31/2003
--------------------------------------------------------------------------------
  904460        5          FT           122,768       11/1/1994     8/31/2002
--------------------------------------------------------------------------------
  904461        4        FT-NN           24,133       11/1/1994     8/31/2003
--------------------------------------------------------------------------------
  904461        5        FT-NN          382,089       11/1/1994     8/31/2002
--------------------------------------------------------------------------------

     WHEREAS, Company and Shipper are also parties to a Firm Contract Storage Service Agreement (referred to as "Contract SSNG4") for the following Maximum Storage Quantity ("MSQ") and Maximum Daily Withdrawal Quantity ("MDWQ") for the effective dates shown under Rate Schedule CSS of Company's FERC Gas Tariff, Seventh Revised Volume No. 1:

--------------------------------------------------------------------------------
 Original      Package        MSQ           MDWQ       Effective      Primary
 Contract      Number      (Mcf/day)      (Mcf/day)       Date         Term
  Number
--------------------------------------------------------------------------------
  S20150         3         1,195,179        24,133     11/1/1994     8/31/2003
--------------------------------------------------------------------------------
  S20150         4        18,922,495       382,089     11/1/1994     8/31/2002
--------------------------------------------------------------------------------

_____________
/1/ These Transportation Demands are not subject to pregranted abandonment pursuant to 18 C.F.R. (S) 284.221(d)(3).

     WHEREAS, Shipper has chosen to support Company's rate case settlement filed with the Federal Energy Regulatory Commission ("FERC") on March 10, 2000, in Docket Nos. RP99-496-000 and RP99-496-001 ("Settlement") in order to receive the benefit of the lower settlement rates effective March 1, 2000, and the other benefits set forth in the settlement, in exchange for contract extensions of the above-referenced firm contract(s) for the period(s) specified herein;

     NOW, THEREFORE, in consideration of the premises and the mutual benefits and convenants contained herein, the parties agree as follows:

1. The primary term(s) set forth in Section 4.1 of each firm Service Agreement below is hereby amended to extend the primary term(s) as follows:

-------------------------------------------------------------------------
Original  Package     Rate    Transportation     Effective   Extended
Contract  Number    Schedule  Demand or MSQ        Date      Primary
 Number                         (Mcf/day)                     Term
-------------------------------------------------------------------------
902470     1           FT      100,000            9/1/1994    8/31/2005
-------------------------------------------------------------------------
904460     4           FT       21,139           11/1/1994    8/31/2006
-------------------------------------------------------------------------
904460     5           FT      122,768           11/1/1994    8/31/2005
-------------------------------------------------------------------------
904461     4         FT-NN      24,133           11/1/1994    8/31/2006
-------------------------------------------------------------------------
904461     5         FT-NN     382,089           11/1/1994    8/31/2005
-------------------------------------------------------------------------
S20150     3          CSS    1,195,179           11/1/1994    8/31/2006
-------------------------------------------------------------------------
S20150     4          CSS   18,922,495           11/1/1994    8/31/2005
-------------------------------------------------------------------------

     Each primary term shall continue and remain in force and effect for successive terms of one year each after the end of each extended primary term for the specified Transportation Demand, unless and until cancelled with respect to the associated Transportation Demand by either party giving 365 days written notice to the other party prior to the end of the extended primary term or 270 days written notice prior to the end of any yearly extension thereafter.

2. Company and Shipper agree that Shipper's original firm contract(s) 902470 (Package 1); 904460 (Packages 4 and 5); 904461 (Packages 4 and 5) and S20150 (Packages 3 and 4) as set forth in Section 1 above shall be subject to a right of first refusal by Shipper at the expiration of the extended primary term set forth above for such contract(s). Notwithstanding anything in Company's FERC Gas Tariff or FERC Order No. 637 to the contrary, Shipper's matching bid under the right of first refusal provisions of Company's FERC Gas Tariff shall not have to exceed (a) a maximum term of five years, and (b) up to 100% of the maximum lawful rolled-in rate under the rate schedule that applied to the service as of the expiration of the extended primary term of such contract, for Shipper to retain its capacity. This contractual right of first refusal shall apply to the firm contracts of any replacement shipper that receives a permanent assignment, in whole or in part, of Shipper's firm contract(s) set forth above.

3. This Amendment is subject to the conditions subsequent that: (a) the Settlement receives final FERC approval in accordance with Article XVI of the Settlement; (b) the Settlement is not otherwise terminated as provided in Article XVI of the Settlement; and (c) Shipper does not elect to become a contesting party pursuant to Article XV, paragraph 6, of the Settlement. If any of these conditions occur, either party may terminate this Amendment on ten (10) days written notice to the other party, and upon such notice, this Amendment shall become null and void ab initio, of no further force and effect, and the contract provisions set forth in the contract, absent this amendment, shall remain in force and effect.

4. In the event the rate moratorium under the Settlement is terminated in accordance with the terms of Article IV of the Settlement, Shipper shall have the right to reduce its Transportation Demand ("TD") under its firm transportation contracts during the extension period of any such contract and/or reduce the extension period, by giving no less than 90 days written notice to Company, to be given no later than one year the effective date of Company's general rate change made pursuant to Article IV, paragraph 2, of the Settlement. Any reductions in TDs shall be pro rata based on TDs, among Shipper's full rate, discounted, and seasonal TDs, if any, and any reduction in the term of the extended contracts shall apply to all such contracts.

5. The parties shall execute the attached Exhibit E to the referenced firm transportation contract, but it is provided that such exhibit is subject to the provisions of Section 3 above.

6. This Amendment is subject to all applicable, valid laws, orders, rules and regulations of any governmental entity having jurisdiction over the parties or the subject matter hereof.

7. This Amendment shall be binding on the parties' respective successors and assigns.

     WHEREFORE, the parties have executed this Amendment through their duly authorized representatives to be effective as of the date first written above.

ATTEST:                            SOUTHERN NATURAL GAS COMPANY


By: /s/ [ILLEGIBLE]^^              BY: /s/ Janice H. Parker
   -----------------------            ------------------------------------------
Title: Ass't & Secretary           Title: Director Customer Services
      --------------------               ---------------------------------------


ATTEST:                            ATLANTA GAS LIGHT COMPANY

By: /s/ Denise Dotson              By: /s/ James W. Scabareti
   -----------------------            ------------------------------------------
Title: Director, Data &            Title: VP Gas Services
      --------------------               ---------------------------------------
         Asset Management
         -----------------

                                                     Service Agreement No.902470
                                                                          ------
                                              Master Service Agreement No. FSNG4
                                                          Service Type Code No.1


                                   EXHIBIT E

                             Discount Information



Discounted Transportation Rates: During the period specified below, the Reservation Charge under this Agreement shall be $10.28 per Dth and the applicable GSR Volumetric Surcharge shall be 50% of the maximum GSR Volumetric Surcharge in effect under Company's FERC Gas Tariff. All other charges and surcharges applicable to service under Rate Schedule FT shall be assessed at the maximum applicable rates set forth in Company's Tariff. Discount applies to 100,000 Mcf per day, or 102,100 Dth per day, of transportation demand in zone 3.

Discounted Rates Effective: Discount shall be in effect through August 31, 2005.



           /s/ James W Scabareti         /s/ Janice H. Parker
           -------------------------     ----------------------------
           ATLANTA GAS LIGHT COMPANY     SOUTHERN NATURAL GAS COMPANY
                   (Shipper)                      (Company)